UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2003

TOWER AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (I.R.S. Employer Identification No.)

5211 Cascade Road SE — Suite 300, Grand Rapids, Michigan 49546
(Address of Principal Executive Offices)     (Zip Code)

(616) 802-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURES
Fourth Quarter Earnings Review

Item 9. Regulation FD Disclosure

     The attached slides were used in the fourth quarter 2002 earnings release teleconference held on February 14, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC.

Date: February 14, 2003	By: /s/ Ernest T. Thomas Name: Ernest T. Thomas Title: Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)